UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	April 17, 2008

1ST CONSTITUTION BANCORP
(Exact Name of Registrant as Specified in Charter)

New Jersey	000-32891	22-3665653
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2650 Route 130 P.O. Box 634, Cranbury, New Jersey	08512
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(609) 655-4500

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant

Dismissal of Independent Registered Public Accounting Firm

On April 17, 2008, the Audit Committee of the Board of Directors (the “Audit Committee”) of 1st Constitution Bancorp (the “Company”) determined to dismiss Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm.  Grant Thornton was advised of such determination on April 21, 2008.

The audit reports of Grant Thornton on the Company’s consolidated financial statements as of and for the years ended December 31, 2007 and 2006 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2007 and 2006 and through April 21, 2008, there were (1) no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, that if not resolved to the satisfaction of Grant Thornton, would have caused them to make reference to such disagreements in its report on the Company’s financial statements for such periods, and (2) no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K), except that in 2007, the Audit Committee discussed with Grant Thornton the existence of a material weakness in the Company’s internal control over financial reporting, as more fully described in Item 9A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2007, as filed with the Securities and Exchange Commission on April 15, 2008.

The Company has provided Grant Thornton with a copy of this Current Report on Form 8-K and requested that Grant Thornton furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company herein and, if not, stating the respects in which it does not agree. The letter from Grant Thornton to the Securities and Exchange Commission dated April 23, 2008 is attached as Exhibit 16.1 hereto.

Appointment of New Independent Registered Public Accounting Firm

The Audit Committee appointed Beard Miller Company LLP (“Beard Miller”) to serve as the Company’s independent registered public accounting firm effective April 22, 2008. During the two most recent fiscal years and through April 22, 2008, the Company did not consult with Beard Miller regarding (i) the application of accounting principles to any specific completed or proposed transaction, or the type of audit opinion that might be rendered on the Company’s financial statements, nor did Beard Miller provide written or oral advice to the Company that Beard Miller concluded was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K). The appointment of Beard Miller will be presented to the Company’s shareholders for ratification at the Company’s 2008 Annual Meeting of Shareholders to be held on May 22, 2008.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

	16.1	Letter from Grant Thornton LLP to the Securities and Exchange Commission dated April 23, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1ST CONSTITUTION BANCORP

Date: April 23, 2008	By:	/s/ JOSEPH M. REARDON
Name: Joseph M. Reardon
Title: Senior Vice President and Treasurer

EXHIBIT INDEX

Exhibit No.	Title

16.1	Letter from Grant Thornton LLP to the Securities and Exchange Commission dated April 23, 2008.